SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 1, 2004

(Date of earliest event reported)

VINEYARD NATIONAL BANCORP

(Exact name of registrant as specified in its charter)

California	000-20862	33-0309110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9590 Foothill Boulevard, Rancho Cucamonga, California	91730

(Address of principal executive offices)	(Zip Code)

(909) 987-0177

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT 99.1

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Not applicable.

     (b) Not applicable.

     (c) The following exhibits are included with this Report:

     Exhibit 99.1 Press Release dated March 1, 2004.

ITEM 9. REGULATION FD DISCLOSURE

     On March 1, 2004, Vineyard National Bancorp announced by press release its quarterly cash dividend on the 5.6% Series B Noncumulative Convertible Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

	By:	/s/ Gordon Fong

Gordon Fong
Senior Vice President and
Chief Financial Officer

Date: March 1, 2004.